Revision of Previously Issued Audited Financial Statements for Year Ended December 31, 2012 - Additional Information (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 10, 2012	Dec. 04, 2012
Fair value common stock per Share	$ 12.34	$ 11.89	$ 11.89
Increase in stock based expense	$ 0.3
IPO | Minimum
Proposed price range for shares to be offered	$ 23.00
IPO | Maximum
Proposed price range for shares to be offered	$ 26.00